SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 16, 2003


                             PACKETPORT.COM, INC.
            (Exact name of registrant as specified in its charter)

Nevada                         0-19705                      13-3469932
(State or other              (Commission                 (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


            587 Connecticut Avenue, Norwalk, Connecticut   06854
           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (203) 831-2214


                                  N/A
       (Former name or former address, if changed since last report.)




PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34th Floor
                                        New York, New York 10155

Item 2.   Acquisition or Disposition of Assets

As previously reported on Form 8-K dated May 16, 2003 and filed on May 30, 2003, on May 16, 2003 PacketPort.Com, Inc. (the "Company") as Seller, pursuant to an Asset Purchase Agreement (the "Agreement") entered into on April 25, 2003 with Themis Computer, a California corporation, and subsequently assigned by Themis Computer to Iris Networks, a California corporation, as Buyer, sold to the Buyer all of the intellectual property for certain of the Company's core software applications (the "Software Applications") plus other related assets ("Acquired Assets") for $915,000 in cash, plus some personal property assets for an additional $10,000 in cash. Of this total of $925,000, $25,000 previously had been paid upon the execution of the Agreement, $855,000 was paid to the Company in cash at closing and $45,000 was withheld by the Buyer pending receipt from the Seller of documentation that certain obligations of the Company affecting the Acquired Assets had been satisfied, at which time this $45,000 will be paid over to the Company. The purchase price was determined by negotiation, and there is no relationship between the Company, or any of its affiliates, and the Buyer, or any of its affiliates. The Company used the proceeds of the sale, net of transaction costs, to satisfy certain outstanding obligations, with the balance of approximately $405,000 being used to increase the Company's working capital.

In addition, pursuant to the Agreement, the Buyer is obligated to pay to the Company certain Earn-Out Payments, as defined in the Agreement, ranging from 2% to 7% of net revenues from the sale, license or other disposition of the Software Applications during a two-year Earn-Out Period commencing at closing.

At the closing, the Company entered into a License Agreement with the Buyer pursuant to which the Company was granted a perpetual (subject to termination rights in the event of the Company's breach), royalty-free, fully-paid, non-exclusive, non-transferable (except as expressly set forth in article 7.1 thereof), non-sublicenseable world-wide license to install, load, execute, store and/or display the Software Applications licensed thereunder, solely for use by the Company within the defined field of use to provide service up to 500,000 end points. In addition, not included in the sale were the Company's VoicePak Integrated Access Devices and USB Phones as strategic commercialized solutions for businesses. The Company believes that, going forward, the foregoing will comprise a viable core business while other new products are developed.


Item 7.   Financial Statements and Exhibits

     (a)  Financial information

          1.   Description of historical and pro forma information    F-1

          2.   Historical and pro forma selected financial data       F-2

     (b)  Pro forma financial information

          1.   Historical and pro forma per share data                F-3

          2.   Pro forma condensed balance sheet                      F-4

          3.   Notes to pro forma condensed balance sheet             F-6

          4.   Pro forma condensed statement of operations            F-7

          5.   Notes to pro forma condensed statement of operations   F-9

                            PACKETPORT.COM, INC.
              HISTORICAL AND PRO FORMA SELECTED FINANCIAL DATA


The following table sets forth three-year and interim period selected historical financial data of PacketPort.com and equivalent data on a pro forma basis for the fiscal years ended January 31, 2003 and 2002 and for the three-month periods ended April 30, 2003 and 2002, based on the assumption that the Sale was consummated at the beginning of the periods presented. The pro forma data is provided for informational purposes only and should not be construed to be indicative of actual results that would have been achieved had the Sale been consummated at the beginning of the respective periods, and is not necessarily indicative of future results.

The historical results of operations for the three-month periods ended April 30, 2003 and 2002 are unaudited; however, in the opinion of management, all adjustments have been made to present fairly the results of operations for such periods. All results for the three-month periods ended April 30, 2003 and 2002 are not necessarily indicative of results that may be expected for the full fiscal year.

The selected financial data set forth on the following page should be read in conjunction with the separate historical financial statements of PacketPort.com, Inc. and the related notes thereto and management's discussion thereof appearing in the Company's Form 10-KSB for the year ended January 31, 2003 and the Company's quarterly report on Form QSB for the three months ended April 30, 2003.

                            PACKETPORT.COM, INC.
                     HISTORICAL SELECTED FINANCIAL DATA
              (Before Restatement for Discontinued Operations)

                        Three Months Ended              Year Ended
                             April 30,                  January 31,
                  ------------------------ ----------------------------------
                      2003        2002         2003       2002       2001
                  ----------- ------------ ---------- ----------- -----------
                         (Unaudited)
Total Revenues    $    14,531 $    36,884 $    70,962 $   371,792 $   995,026

Total Costs and
Expenses             (219,505)   (410,591) (1,930,579) (3,497,120) (5,939,391)
                  ----------- ----------- ----------- ----------- -----------
Net (Loss)        $  (204,974)$  (373,707)$(1,859,617)$(3,125,328)$(4,944,365)
                  =========== =========== =========== =========== ===========
(Loss) per share  $      (.01)$      (.02)$      (.09)$      (.15)$      (.28)
                  =========== =========== =========== =========== ===========
Assets at period
end               $   846,860 $ 1,399,989 $   808,397 $ 1,463,135 $ 2,645,573
                  =========== =========== =========== =========== ===========
Long term
liabilities at
period end        $ 1,260,213 $ 2,017,100 $ 1,250,213 $ 1,802,713 $         0
                  =========== =========== =========== =========== ===========
Dividends per
common share      $         0 $         0 $         0 $         0 $         0
                  =========== =========== =========== =========== ===========
Average shares
outstanding        21,746,020  21,054,909  21,575,609  20,670,580  17,621,876
                  =========== =========== =========== =========== ===========

                            PACKETPORT.COM, INC.
               PRO FORMA SELECTED FINANCIAL DATA - UNAUDITED
     (Excluding net gain on sale of discontinued assets and discontinued
                              operations)

                                     Three Months Ended     Year Ended
                                           April 30,        January 31,
                                    2003         2002      2003        2002
Operating Revenues            $    14,531 $    23,684 $    44,691 $    14,317

Continuing costs and expenses    (168,836)   (272,662)   (935,230) (1,685,644)
                              ----------- ----------- -----------  ----------
Net (loss) from continuing
operations                    $  (154,305)$  (248,978)$  (890,539)$(1,671,327)
                              =========== =========== =========== ===========
(Loss) from continuing
operations per share          $      (.01)$      (.01)$      (.04)$      (.08)

                              =========== =========== =========== ===========
Assets at period end
(pro forma basis)             $   389,860 $   942,984 $   351,397 $ 1,006,135
                              =========== =========== =========== ===========
Long term liabilities at
period end                    $ 1,260,213 $ 2,017,160 $ 1,260,213 $ 1,802,713
                              =========== =========== =========== ===========
Dividends per common share    $         0 $         0 $         0 $         0
                              =========== =========== =========== ===========
Average shares outstanding     21,746,020  21,054,909  21,575,609  20,670,580
                              =========== =========== =========== ===========

                  HISTORICAL AND PRO FORMA PER SHARE DATA


The following table sets forth certain historical consolidated per share data for PacketPort.com, Inc., and equivalent per share data on a pro forma basis, for the fiscal year ended January 31, 2003 and for the three month period ended April 30, 2003 based on the assumption that the Asset Sale was consummated at the beginning of the period presented. The pro forma data is provided for comparative purposes only and is not necessarily indicative of actual results that would have been achieved had the Asset Sale been consummated at the beginning of the respective periods, and is not necessarily indicative of future results. This data should be read in conjunction with the notes hereto and separate historical financial statements of PacketPort.com Inc.'s and related notes hereto and management's discussion thereof appearing in the Company's Form 10-KSB for the year ended January 31, 2003 and the Company's quarterly report on Form QSB for the three months ended April 30, 2003.

                      PACKETPORT.COM, INC.- HISTORICAL

                                                   Three Months      Year
                                                      Ended         Ended
                                                     April 30,    January 31,
                                                       2003          2003
                                                   ------------   -----------
                                                    (Unaudited)
     Per common share (1)
       Income (loss)...................................$  (.02)   $  (.09)
                                                       =======    =======
       Dividends declared..............................$     0    $     0
                                                       =======    =======
       Book value (deficit)............................$  (.17)   $  (.16)
                                                       =======    =======

          PACKETPORT.COM, INC. - ON A PRO FORMA BASIS (UNAUDITED)

                                                   Three Months      Year
                                                      Ended         Ended
                                                     April 30,    January 31,
                                                       2003          2003
                                                   (Unaudited)
     Per common share (2)
       Income (loss)...................................$  (.01)   $  (.04)
                                                       =======    =======
       Dividends declared..............................$     0    $     0
                                                       =======    =======
       Book value (deficit)............................$  (.15)   $  (.14)
                                                       =======    =======

  (1) Based on 21,746,020 shares outstanding April 30, 2003 and January 31, 2003; and average shares outstanding of 21,746,020 and 21,575,609 for the periods ended April 30, 2003 and January 31, 2003, respectively.

  (2) Includes estimated gain on sale of assets, estimated additional losses from discontinued operations until sale date and the tax effect on sale which after giving effect to an extraordinary tax benefit from tax loss carryforwards, was $0.

                     PRO FORMA CONDENSED BALANCE SHEET

The following unaudited pro forma consolidated condensed balance sheet of PacketPort.com, Inc. as of April 30, 2003 assumes that the Sale was consummated at the balance sheet date. The pro forma adjustments are provided for informational purposes only and should not be construed to be indicative of the financial condition of PacketPort.com, Inc. had the Sale been consummated on such date and are not necessarily indicative of the future financial condition of PacketPort.com, Inc.. This statement should be read in conjunction with the notes hereto, the separate historical financial statements of PacketPort.com, Inc. and the related notes thereto and management's discussion thereof appearing in the Company's Form 10-KSB for the year ended January 31, 2003 and the Company's quarterly report on Form QSB for the three months ended April 30, 2003.

                            PACKETPORT.COM, INC.
                     PRO FORMA CONDENSED BALANCE SHEET
                               April 30, 2003
                                (Unaudited)
                         (In Thousands of Dollars)

                                                      Adjustment    Pro Forma
                                                         For          After
                                     PacketPort         Asset         Asset
                                     Historical          Sale          Sale
      ASSETS                         ----------       ----------    ---------

Current assets
  Cash and equivalents...............$     23   (1)  $     850       $    180
                                                (2)       (663)
                                                (4)        (30)
  Assets held for sale....................602   (3)         12              0
                                                (3)       (614)
  Other current assets.................... 91                -             91
                                     --------        ---------       --------
      Total current assets................716             (445)           271
                                     --------        ---------       --------
Property & equipment, at cost, less
  accumulated depreciation................117   (3)        (12)           105
Other assets.............................. 14                -             14
                                     --------        ---------       --------
      Total Assets........................847             (457)           390
                                     ========         ========      =========

           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities
  Accounts payable & accrued expenses.. 1,238   (1)        (45)           717
                                                (2)       (113)
                                                (2)       (226)
                                                (4)       (137)
  Current portion note payable -
    stockholder                           343   (2)        (94)           249
  Current portion note payable -
    Microphase Corp.                    1,617   (2)       (230)         1,387
  Other current liabilities............... 61   (1)        (25)            36
                                      -------           ------         ------
      Total current liabilities........ 3,259             (870)         2,389
                                      -------           ------         ------
Other liabilities.........................687                -            687
 Note payable - Microphase, net of
   current portion                        573                -            573
     Total other liabilities            1,260                -          1,260
                                      -------           ------         ------
      Total liabilities.................4,519             (870)         3,649
                                      -------           ------         ------
Shareholders' equity (deficit)
  Common stock............................ 65                -             65
  Capital in excess of par value       22,182                -         22,182
  Deferred compensation                   (61)               -            (61)
  Retained earnings (deficit).........(25,859)  (4)        413        (25,446)
                                      -------           ------        -------
      Total shareholders' equity
      (deficit)                        (3,673)             413         (3,260)
                                      -------           ------        -------
      Total liabilities & shareholders'
        equity (deficit)..............$   847         $   (457)     $     390
                                      =======         ========      =========

Notes to Pro Forma Condensed Balance Sheet

(1)To reflect cash receipts and disbursements occasioned by sale of assets:

       Cash Proceeds.............................................   $ 925,000

       Less:  Payment of certain payable required by contract         (45,000)
              Costs and expenses.................................      (5,000)
              Applicable taxes...................................    (173,000)
              (Net of extraordinary credit - utilization of
                operating loss carryforward......................     173,000
              Deposit previously recorded                             (25,000)
                                                                    ---------
       Net Cash..................................................   $ 850,000
                                                                    =========

(2)To reflect payments totaling $663,000, including payments of (a) significant payables in arrears of approximately $113,000; and (b) significant debt to related parties and accrued interest thereon, in arrears, of which $230,000 was principal and $195,000 was accrued interest to Microphase Corporation and $94,000 was principal and $31,000 was accrued interest to a stockholder; made from the proceeds as occasioned by the sale.

(3)To reflect assets sold and liabilities abated and canceled as occasioned by the sale.

(4)To reflect change in retained deficit occasioned by the sale of assets, anticipated loss on discontinued operations through consummation of sale, and one-time extraordinary credit for utilization of operating loss carryforward.

       Cash proceeds.............................................  $  925,000
       Abatement and cancellation of certain liabilities.........     137,180
                                                                   ----------
             Total Consideration.................................   1,062,180
                                                                   ----------
       Book value of Assets sold.................................     614,380
       Costs and expenses........................................       5,000
       Taxes applicable to asset sale............................     173,000
                                                                   ----------
             Subtotal............................................     269,800

       Less:  Estimated loss on discontinued operations
                to sale date.....................................     (30,000)

       Plus:  Extraordinary credit - utilization of operating
                loss carryforward................................     173,000
                                                                   ----------
             Net increase in retained earnings (deficit).........  $  412,800
                                                                   ==========

           HISTORICAL AND PRO FORMA CONDENSED STATEMENT OF OPERATIONS


The following historical and unaudited pro forma condensed statements of operations of PacketPort.com for the fiscal years ended January 31, 2003 and for the three-month periods ended April 30, 2003 and April 30, 2002 assume that the Asset Sale was consummated at the beginning of the periods presented. Additionally, the pro forma condensed statements of operations assumes no further revenues and operating costs and expenses associated with its intellectual property software core applications, programs and binaries associated with the platform, plus other related assets, primarily the Company's soft switch and Gateway technology, which was discontinued by the Company during the year ended January 31, 2003. The pro forma condensed statement of operations for the three month period ended April 30, 2003 illustrates the transaction as if it had been consummated as of that date.

Historical information (before restatement to reflect discontinued operations) presents financial information had the Company not discontinued the above referenced which were associated with the assets sold operations.

The pro forma data is provided for informational purposes only and should not be construed to be indicative of actual results that would have been achieved had the Asset Sale been consummated at the beginning of the respective periods, and is not necessarily indicative of future results. These statements should be read in conjunction with the notes hereto, the separate historical financial statements of PacketPort.com, Inc. and the related notes thereto, and management's discussion thereof appearing in the Company's Form 10-KSB for the year ended January 31, 2003 and the Company's quarterly report on Form QSB for the three months ended April 30, 2003.

                            PACKETPORT.COM, INC.
           HISTORICAL AND PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                           (In thousand of dollars)


                    April 30, 2003       April 30, 2002      January 31, 2003
                --------------------  -------------------- -------------------
                Historical  Proforma  Historical  Proforma Historical Proforma
                ----------  --------  ----------  -------- ---------- --------
                (Before Re-          (Before Re-           (Before Re-
                 statement)           statement)            statement)

Revenues..........$   15     $   15     $   37     $   24     $   71   $   45

Cost of Goods Sold
  Product             29         18         63         19        549       77
  Software
   Amortization        1          1         31          -        126        -

Operating costs and
expenses...          145        105        286        222      1,107      710
                  ------     ------     ------     ------    -------   ------
(Loss) from
operations before
interest and taxes. (160)      (109)      (343)      (217)    (1,711)    (742)

Interest expense)....(45)       (45)       (31)       (31)      (148)    (148)

Income tax expense.....-          -          -          -         (1)      (1)
                   -----     ------      -----      -----    -------  -------
      Net (Loss)...$(205)    $ (154)     $(374)     $(249)   $(1,860) $  (891)
                   =====     ======      =====      =====    =======  =======

Loss per shares    $(.01)    $ (.01)     $(.02)     $(.01)    $ (.09) $  (.04)
                   =====     ======      =====      =====     ======  =======

Average shares
outstanding  21,746,020 21,746,020 21,054,909 21,054,909 21,575,609 21,575,609
             ========== ========== ========== ========== ========== ==========

Notes to Pro Forma Condensed Statement of Operations

(1)Historical information was adjusted to reflect the reduction of income and expenses because of the sale of assets as follows:
                                                   April 30,      January 31,
                                                2003       2002      2003

  Operating revenues                         $       -  $  13,200  $  26,271
  Operating costs and expenses                 (50,669)  (137,929)  (994,349)
                                             ---------  ---------  ---------
  Net income (loss)                          $ (50,669) $(124,729) $(968,078)
                                             =========  =========  =========

(3)Results of the assets sale have not been reflected in the above statement. It is anticipated that the after tax gain (net of extraordinary benefit of operating loss carryforward) to the company on the assets sale will be approximately $412,800, or $.02 per share, on the total number of shares outstanding of 21,746,020 at the time of sale.

     Exhibits

    2.1  Asset Purchase Agreement (without exhibits or schedules) **

    2.2  License Agreement**

   99.1  Certification of Chief Executive Officer and Chief Financial Officer*


          *    Filed herewith
          **   Previously filed

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2003, as amended


                       PACKETPORT.COM, INC.
                           (Registrant)



                              By_/s/ Ronald A. Durando___________
                              Ronald A. Durando,
                              Chief Executive Officer